OPPENHEIMER LIMITED TERM MUNICIPAL Fund

Supplement dated October 1, 2010 to the

Prospectus dated January 28, 2010, revised as of April 1, 2010

This supplement amends the Prospectus of Oppenheimer Limited Term Municipal Fund (the “Fund”) and is in addition to any other supplement(s).

The first paragraph of the section titled "Advisory Fees" under the heading "How the Fund is Managed," on page 20, is replaced with the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million, 0.40% of the next $4.5 billion, and 0.39% of average annual net assets over $5 billion. The Fund's advisory fee for the period ended September 30, 2009 was 0.41% of average annual net assets for each class of shares. Effective April 1, 2009, the Manager agreed to voluntarily waive the advisory fee by 0.06% of the Fund's average daily net assets through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

October 1, 2010                                                                            PS0860.033